NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated October 26, 2021
to the Statement of Additional Information (“SAI”) dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT Managed American Funds Asset Allocation Fund

Effective November 12, 2021, the SAI is amended as follows:

1.	The following supplements the information under the heading “Investment Advisory and Other Services – Limitation of Fund Expenses” beginning on page 59 of the SAI:

In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of the Class II shares of the NVIT Managed American Funds Asset Allocation Fund, equal in any year to 1.11% of the average daily net assets, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses) (“Operating Expense Limits”). Such Operating Expense Limits will take effect upon the date that the NVIT Managed American Funds Asset Allocation Fund replaces certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees. NFA may request and receive reimbursement from the NVIT Managed American Funds Asset Allocation Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described on page 59 above.

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